Exhibit 10.1

Execution Version

TENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This TENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2024, is entered into by Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), Barclays Bank PLC, as Swingline Lender, the 2024 Incremental Revolving Credit Lender (as defined herein), each Letter of Credit Issuer and each Lender party hereto executing this Amendment as a 2024 Extending Revolving Credit Lender (as defined herein).

RECITALS:

WHEREAS, reference is made to the First Lien Credit Agreement dated as of March 16, 2017 (as amended by that certain Joinder Agreement and Amendment, dated as of July 1, 2018, Amendment No. 2 to First Lien Credit Agreement, dated as of March 19, 2020, Amendment No. 3 to First Lien Credit Agreement, dated as of April 1, 2020, Second Joinder Agreement and Fourth Amendment, dated as of September 21, 2020, Third Joinder Agreement and Fifth Amendment, dated as of March 11, 2021, Extension Amendment to First Lien Credit Agreement, dated as of July, 15, 2021, Seventh Amendment, dated as of August 9, 2021, Eighth Amendment to First Lien Credit Agreement, dated as of March 23, 2023, Ninth Amendment to First Lien Credit Agreement, dated as of June 30, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among Holdings, the Borrower, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower, pursuant to this Tenth Amendment, hereby notifies the Administrative Agent and the Lenders pursuant to Section 2.14(g) of the Credit Agreement, the receipt of which is hereby acknowledged, of its request for Extended Revolving Credit Commitments on the terms and conditions as set forth in this Tenth Amendment, in an aggregate amount equal to $148,850,000.00 (such Extended Revolving Credit Commitments, the “2024 Extended Revolving Credit Commitments”);

WHEREAS, the Borrower, pursuant to this Tenth Amendment, hereby notifies the Administrative Agent and the Lenders pursuant to Section 4.2 of the Credit Agreement, the receipt of which is hereby acknowledged, concurrently with the making of the 2024 Extended Revolving Commitments, of its request to permanently reduce, on a pro rata basis, the 2024 Extended Revolving Commitments by an aggregate amount equal 25.0% of each 2024 Extending Revolving Credit Lender’s Revolving Credit Commitment immediately prior to giving effect to this Tenth Amendment (the “Tenth Amendment Commitment Reduction”);

WHEREAS, to the extent that any 2024 Extending Revolving Credit Lender has a 2024 Extended Revolving Credit Commitment set forth on Annex A hereto greater than such 2024 Extending Revolving Credit Lender’s Revolving Credit Commitment after giving effect to the Tenth Amendment Commitment Reduction (any such 2024 Extending Revolving Credit Lender, also a “2024 Incremental Revolving Credit Lender”), the positive difference in such amount shall be deemed to be an increase to the 2024 Extended Revolving Credit Commitments as New Revolving Credit Commitments requested by the Borrower, pursuant to this Tenth Amendment and Section 2.14(a) of the Credit Agreement, on the same terms and conditions as the 2024 Extended Revolving Credit Commitments. The Borrower hereby notifies the Administrative Agent of such New Revolving Credit Commitments and the Lenders hereby acknowledge the receipt of such notification. As of the Tenth Amendment Effective Date, such New Revolving Credit Commitments have been provided by Jefferies Finance LLC in its capacity as a 2024

Incremental Revolving Credit Lender and equal $14,960,000 (the “2024 Incremental Revolving Credit Commitments”);

WHEREAS, each Revolving Credit Lender executing and delivering this Tenth Amendment (each such Lender in such capacity, a “2024 Extending Revolving Credit Lender” (with each Revolving Credit Lender other than a 2024 Extending Revolving Credit Lender, a “2024 Non-Extending Revolving Credit Lender”) shall be deemed to have replaced the aggregate principal amount of their Revolving Credit Commitments under the Credit Agreement with an equal aggregate principal amount of 2024 Extended Revolving Credit Commitments under the Credit Agreement;

WHEREAS, on the Tenth Amendment Effective Date (as defined below), each Person that executes and delivers this Amendment as a 2024 Extending Revolving Credit Lender or 2024 Incremental Revolving Credit Lender, as applicable, (x) will make available Commitments to the Borrower in the principal amount set forth opposite such 2024 Extending Revolving Credit Lender’s name on Annex A hereto, (y) agrees to extend the Revolving Credit Maturity Date under the Existing Credit Agreement and (z) agrees to the other modifications to the Existing Credit Agreement and the other Credit Documents, in each case as contemplated hereby;

WHEREAS, each Credit Party party hereto expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Guarantee, the Security Agreement, and the other Credit Documents to which it is a party; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Effective as of the Tenth Amendment Effective Date (as defined below) and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order as follows:

“2024 Extended Revolving Credit Commitments” shall have the meaning given to the term “2024 Extended Revolving Credit Commitments” in the Tenth Amendment.

"2024 Extending Revolving Credit Lender” shall have the meaning given to the term “2024 Extending Revolving Credit Lender” in the Tenth Amendment.

"2024 Incremental Revolving Credit Lender” shall have the meaning given to the term “2024 Incremental Revolving Credit Lender” in the Tenth Amendment.

"2024 Non-Extending Revolving Credit Lender” shall have the meaning given to the term “2024 Non-Extending Revolving Credit Lender” in the Tenth Amendment.

“Non-Extended Revolving Credit Commitments” shall have the meaning given to the term “Non-Extended Revolving Credit Commitments” in Annex C to the Tenth Amendment.

“Tenth Amendment” means that certain Tenth Amendment to First Lien Credit Agreement, dated as of the Tenth Amendment Effective Date, by and among Borrower, the other Credit Parties party thereto, the Administrative Agent, the 2024 Incremental Revolving Credit

Lender, each 2024 Extending Revolving Credit Lender, the Swingline Lender and each Letter of Credit Issuer.

“Tenth Amendment Effective Date” shall have the meaning given to the term “Tenth Amendment Effective Date” in the Tenth Amendment, which, for the avoidance of doubt, such date is September 30, 2024.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

“Revolving Credit Maturity Date” shall mean (A) with respect to the Non-Extended Revolving Credit Commitments, April 29, 2026 and (B) with respect to the 2024 Extended Revolving Credit Commitments, the earlier of (i) April 15, 2028 and (ii) May 1, 2026, if by such date the Receivables Financing Agreement, dated as of November 12, 2021, between Aveanna Healthcare LLC as initial servicer, Aveanna SPV I, LLC as borrower, and PNC Bank, National Association as administrative agent and lender and the other parties thereto, has not been renewed, replaced, refinanced, extended or paid-off, in each case, in full, with a maturity date that is April 15, 2028, or later, if applicable.

“Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, its obligation to make Revolving Credit Loans to the Borrower pursuant to Section 2.1(b), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1(b) under the caption Revolving Credit Commitment or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The aggregate Revolving Credit Commitment of all Revolving Credit Lenders shall be (i) $75,000,000 on the Closing Date (the “Initial Revolving Credit Commitment”) and (ii) $170,330,000 as of the Tenth Amendment Effective Date (comprised of (x) $148,850,000.00 in 2024 Extended Revolving Credit Commitments and (y) $21,480,000.00 in Non-Extended Revolving Credit Commitments), as such amount may be adjusted after the Tenth Amendment Effective Date from time to time in accordance with the terms of this Agreement.

(c) Schedule 1.1(b) to the Existing Credit Agreement relating to the Revolving Credit Commitments shall be deemed amended and modified to give effect to Annex A hereto.

(d) On the terms and subject to the conditions set forth herein, subject to the satisfaction of the applicable conditions precedent set forth in Section 3 of this Amendment, each 2024 Extending Revolving Credit Lender hereby agrees to provide 2024 Extended Revolving Credit Commitments on the terms and conditions set forth in Annex C hereto.

2. 2024 Incremental Revolving Credit Commitments.

(a) The 2024 Incremental Revolving Credit Lender hereby commits to provide its 2024 Incremental Revolving Credit Commitment, on the terms and subject to the conditions set forth below.

(b) The 2024 Incremental Revolving Credit Commitments shall (i) be treated as the same Class of Revolving Credit Commitments as the 2024 Extended Revolving Credit Commitments and a separate Class from the Non-Extended Revolving Credit Commitments under the Credit Agreement and (ii) have the same terms, rights and obligations as the 2024 Extended Revolving Credit Commitments as set forth in the Credit Agreement and Credit Documents, except as modified by this Amendment.

(c) The 2024 Incremental Revolving Credit Commitments shall be subject to the provisions of the Credit Agreement and the other Credit Documents, as modified and supplemented by this Amendment. Subject to the terms and conditions set forth herein, pursuant to Section 2.14(a) and Section 2.14(b) of the Credit Agreement, effective as of the Tenth Amendment Effective Date, for all purposes of the Credit Documents, (i) the 2024 Incremental Revolving Credit Commitments shall constitute “2024 Extended Revolving Credit Commitments”, “Revolving Credit Commitments”, “New Revolving Credit Commitments” (with respect to the 2024 Extended Revolving Credit Commitments) and “Additional Revolving Credit Commitments” (with respect to the Non-Extended Revolving Credit Commitments), (ii) each loan made under the 2024 Incremental Revolving Credit Commitments shall constitute “2024 Extended Revolving Credit Loans”, “Revolving Credit Loans”, “New Revolving Credit Loans” (with respect to loans made under the 2024 Extended Revolving Credit Commitments) and “Additional Revolving Credit Loans” (with respect to loans made under the Non-Extended Revolving Credit Commitments) and (iii) the 2024 Incremental Revolving Credit Lender shall become a “New Revolving Loan Lender” and shall have all the rights and obligations of a Lender holding a Revolving Commitment (or, following the making of a loan under the 2024 Incremental Revolving Credit Commitments, a Revolving Credit Loan).

3. Tenth Amendment Effective Date Conditions. This Amendment shall become effective as of September 30, 2024 (the “Tenth Amendment Effective Date”), subject to the satisfaction or waiver by the 2024 Incremental Revolving Credit Lender and each of the 2024 Extending Revolving Credit Lenders party hereto, the Letter of Credit Issuers and the Administrative Agent of the following conditions precedent:

(i)
The Administrative Agent (or its counsel) shall have received this Agreement, executed and delivered by a duly Authorized Officer of (u) each Credit Party, (v) each 2024 Extending Revolving Credit Lender party hereto, (w) the 2024 Incremental Revolving Credit Lender, (x) each Letter of Credit Issuer, (y) the Swingline Lender and (z) the Administrative Agent.
(ii)
The Administrative Agent (or its counsel) shall have received as of the Tenth Amendment Effective Date, an executed legal opinion, in customary form, from Kirkland & Ellis LLP, as New York counsel to the Borrower.
(iii)
The Administrative Agent shall have received a customary certificate of each Credit Party, dated as of the Tenth Amendment Effective Date, substantially in the form delivered on the Closing Date, with appropriate insertions and attaching (i) a copy of the resolutions of the applicable governing body of each Credit Party (or a duly authorized committee thereof) authorizing (a) the execution, delivery, and performance of this Agreement and any related agreements to which it is a party and (b) in the case of the Borrower, the extensions of credit contemplated hereunder, (ii) the applicable Organizational Documents of each Credit Party (or confirming no amendment to such Organizational Documents have been made with respect to such Credit Party since such Organizational Documents were delivered to the Administrative Agent in connection with that certain Extension Amendment to First Lien Credit Agreement, dated as of July, 15, 2021) and, to the extent applicable in the jurisdiction of organization of such Credit Party, a certificate as to its good standing as of a recent date from an applicable Governmental Authority in such jurisdiction of organization, and (iii) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of each Credit Party executing this Agreement and any related agreements to which it is a party (or confirming there are no such changes to the Authorized Officers with respect to such Credit Party since the Closing Date).

(iv)
The Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) certifying that (x) no Event of Default shall exist on the Tenth Amendment Effective Date or immediately after giving effect thereto and (y) on and as of the Tenth Amendment Effective Date, all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
(v)
On the Tenth Amendment Effective Date, the Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) substantially in the form of Annex B to the effect that after giving effect to the consummation of this Amendment, the Borrower, together with its Subsidiaries on a consolidated basis, is Solvent.
(vi)
The Borrower shall have paid (which may occur substantially simultaneously with the effectiveness of this Agreement on the Tenth Amendment Effective Date) (a) all reasonable, documented and invoiced fees and documented out-of-pocket costs and expenses payable to the Administrative Agent in connection with this Agreement, (b) all fees required to be paid on the Tenth Amendment Effective Date, pursuant to that certain Fee Letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent, the 2024 Incremental Revolving Credit Lender and the 2024 Extending Revolving Credit Lenders party thereto and (c) all accrued fees and costs in respect of all outstanding Revolving Credit Loans and Revolving Credit Commitments immediately prior to the Tenth Amendment Effective Date, in each case payable to the Administrative Agent for the account of each Revolving Credit Lender and (d) all reasonable fees, expenses and disbursements of Paul Hastings LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Agreement to the extent invoiced at least three (3) Business Days prior to the date hereof.
(vii)
The Administrative Agent shall have received (at least three (3) Business Days prior to the Tenth Amendment Effective Date) all documentation and other information about each Credit Party as has been reasonably requested in writing at least ten (10) Business Days prior to the Tenth Amendment Effective Date by the Administrative Agent or any 2024 Extending Revolving Credit Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230.

4. Representations and Warranties. By its execution of this Amendment, each Credit Party hereby represents and warrants that:

(a) Each such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment; and

(b) Each such Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of each such Credit Party enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

5. Reference to and Effect on the Credit Agreement and the other Credit Documents.

(a) Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(b) On and after the Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(c) This Amendment shall constitute an Extension Amendment and Extension Request by the Borrower with respect to the Existing Revolving Credit Loans;

(d) This Amendment shall be deemed to constitute and satisfy any request and/or notice requirements relating to the reduction of the Existing Revolving Credit Commitments set forth in Section 2.14(a) and Section 4.2 of the Credit Agreement.

6. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 13.1 of the Credit Agreement.

7. Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the terms of this Agreement and the amendment of the Credit Agreement effected hereby. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that any of the Credit Documents (as they may be modified by this Agreement) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement other than to the extent expressly contemplated hereby. Each Credit Party acknowledges and agrees that this Agreement is a Credit Document.

8. Integration. This Amendment and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

9. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 13.13 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts shall be deemed originals and taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

12. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

13. Credit Document. On and after the Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

AVEANNA HEALTHCARE LLC,

as the Borrower

By: /s/ Jeff Shaner______________________
Name: Jeff Shaner
Title: Chief Executive Officer

AVEANNA HEALTHCARE INTERMEDIATE HOLDINGS LLC

AB INNOVATIONS HEALTH SERVICES

INCORPORATED

ACCREDITED FMS, INC.

ACCREDITED RESPITE SERVICES, INC.

AMERICAN STAFFING SERVICES, INC.

ASSURE HOME HEALTHCARE, INC.

BARRY & TAFFY, INC.

BERGER, INC.

CARE AMERICA HOME CARE SERVICES, INC.

CARE UNLIMITED, INC.

CHILD'S PLAY THERAPEUTIC HOMECARE,

INC.

D & D SERVICES, INC.

DAWSON THOMAS, INC.

DM HOLDCO, INC.

DUNN & BERGER, INC.

EHS DE HOLDINGS, INC.

EPIC ACQUISITION, INC.

EPIC HEALTH SERVICES, INC.

EPIC HEALTH SERVICES, INC.

EPIC HEALTH SERVICES, INC.

FHH HOLDINGS, INC.

FIRSTAFF NURSING SERVICES, INC.

FREEDOM ELDERCARE NY, INC.

FREEDOM HOME HEALTHCARE, INC.

HEALTHCORPS, INC.

LCA HOLDING, INC.

LOVING CARE AGENCY, INC.

MEDCO RESPIRATORY INSTRUMENTS,

INCORPORATED

MILLENIUM HOME HEALTH CARE, INC.

OPTION 1 NUTRITION HOLDINGS, INC.

OPTION 1 NUTRITION SOLUTIONS CA, INC.

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

PEDIATRIC HOME CARE, INC.

PEDIATRIC HOME HEALTH CARE HOLDINGS,

INC.

PEDIATRIC SPECIAL CARE, INC.

RECOVER HEALTH OF IOWA, INC.

RECOVER HEALTH OF MINNESOTA, INC.

RECOVER HEALTH OF WISCONSIN, INC.

RECOVER HEALTH, INC.

REHABILITATION ASSOCIATES, INC.

SANTE HOLDINGS, INC.

TOTAL CARE, INC.

WILLOWBROOK HEALTH SYSTEMS, INC.

WILLOWBROOK HOME HEALTH CARE

AGENCY, INC.

WILLOWBROOK HOSPICE, INC.

5 STAR HOME HEALTH SERVICES, LLC

ANDVENTURE, LLC

ANGEL'S TOUCH HOME CARE, LLC

AVEANNA HEALTHCARE AS, LLC

A VEANNA HEALTHCARE SENIOR SERVICES

LLC

COMFORT CARE HOME HEALTH SERVICES,

LLC

COMFORT CARE HOSPICE, L.L.C.

COMFORT CARE COASTAL HOME HEALTH,

LLC

COMFORT CARE HOME HEALTH OF

NORTHEAST ALABAMA, LLC

COMFORT CARE HOME HEALTH OF WEST

ALABAMA, LLC

COMFORT CARE COASTAL HOSPICE, LLC

COMFORT CARE HOSPICE OF MIDDLE

TENNESSEE, LLC

DOCTOR'S CHOICE HOLDINGS, LLC

DOCTOR'S CHOICE HOME CARE, LLC

EPIC HEALTH SERVICES (PA), LLC

EVERGREEN HOME HEALTHCARE, LLC

FIVE POINTS HEALTHCARE OF ALABAMA,

LLC

FIVE POINTS HEALTHCARE OF DE, LLC

FIVE POINTS HEALTHCARE OF GA, LLC

FIVE POINTS HEALTHCARE OF NC, LLC

FIVE POINTS HEALTHCARE OF VIRGINIA,

LLC

FIVE POINTS HEALTHCARE, LLC

FIVE POINTS HEALTHCARE OF LOUISIANA,

LLC

FIVE POINTS HEALTHCARE OF PA, LLC

FLORIDA HOMECARE SPECIALISTS OF

CITRUS LLC

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

HOME HEALTH CARE OF NORTHERN NEVADA, LLC

HOMEFIRST HEALTHCARE SERVICES, LLC

NURSING PLUS, LLC

PEDIATRIC HOME NURSING SERVICES, INC.

PEDIATRIC SERVICES HOLDING, LLC

PEDIATRIC SERVICES OF AMERICA, LLC

PEDIATRIC SERVICES OF AMERICA, LLC

PREMIER HEALTHCARE SERVICES, LLC

PREMIER MEDICAL HOUSECALL, LLC

PSA HEALTHCARE INTERMEDIATE HOLDING,

LLC

RECOVER HEALTH SERVICES, LLC

SAINTS HOME HEALTHCARE, LLC

SAVING LIVES HOME HEALTH AGENCY, LLC

SIMONE HEALTH CARE, LLC

SLHHA HOLDINGS, LLC

SHEPHERDCARE HOSPICE, LLC

TCG HOME HEALTH, LLC

TCGHHA, LLC

TIMELESS HOME CARE, LLC

EPIC HEALTH SERVICES (DE), LLC

EPIC PEDIATRIC THERAPY, L.P.

JED ADAM ENTERPRISES, LLC

PENNHURST GROUP, LLC

PEDIATRIA HEALTHCARE LLC

NURSES TO GO, L.L.C.

OPTION 1 BILLING GROUP, LLC

OPTION 1 NORTHWEST ENTERAL, LLC

OPTION 1 NUTRITION SOLUTIONS, LLC, AN

ARIZONA LIMITED LIABILITY COMPANY

OPTION 1 NUTRITION SOLUTIONS, LLC

OPTION 1 NUTRITION GROUP, LLC

PYRA MED HEALTH SERVICES, LLC

SANTE GP, LLC,

as a Guarantor

By: /s/ Jeff Shaner______________________
Name: Jeff Shaner
Title: Chief Executive Officer

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

BARCLAYS BANK PLC,

as Administrative Agent

By: /s/ Edward Pan

Name: Edward Pan

Title: Vice President

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

BARCLAYS BANK PLC,

as a 2024 Extending Revolving Credit Lender, Swingline Lender and Letter of Credit Issuer

By: /s/ Edward Pan

Name: Edward Pan

Title: Vice President

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

JP Morgan Chase Bank, N.A., as a 2024 Extending Revolving Credit Lender

By: /s/ William R. Doolittle

Name: William R. Doolittle

Title: Executive Director

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

BANK OF MONTREAL, as a 2024 Extending Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Eric Oppenheimer

Name: Eric Oppenheimer

Title: Managing Director

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

BANK OF AMERICA, N.A., as a 2024 Extending Revolving Credit Lender

By: /s/ Patrick Clifford

Name: Patrick Clifford

Title: Vice President

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,

as a 2024 Extending Revolving Credit Lender

By: /s/ Philip Tancorra

Name: Philip Tancorra

Title: Director

By: /s/ Suzan Onal

Name: Suzan Onal

Title: Director

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

JEFFRIES FINANCE LLC, as a 2024 Extending Revolving Credit Lender and 2024 Incremental Revolving Credit Lender

By: /s/ John Koehler

Name: John Koehler

Title: Managing Director

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

Royal Bank of Canada, as a 2024 Extending Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Sean Young

Name: Sean Young

Title: Authorized Signatory

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

Goldman Sachs Lending Partners LLC, as a 2024 Extending Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Thomas Manning

Name: Thomas Manning

Title: Authorized Signatory

[Signature Page to Tenth Amendment to First Lien Credit Agreement]

ANNEX A
to Tenth Amendment to First Lien Credit Agreement

Schedule 1.01(b) – Commitments of Lenders

Name of 2024 Extending Revolving Credit Lender	2024 Extended Revolving Credit Commitment	Percentage of total 2024 Extended Revolving Credit Commitments
Barclays Bank PLC	$37,185,000.00	24.981525025%
JPMorgan Chase Bank, N.A.	$22,185,000.00	14.904266040%
Bank of Montreal	$28,110,000.00	18.884783339%
Bank of America, N.A.	$5,040,000.00	3.385959019%
Deutsche Bank AG New York Branch	$5,040,000.00	3.385959019%
Jefferies Finance LLC	$20,000,000.00	13.436345314%
Royal Bank of Canada	$20,040,000.00	13.463218005%
Goldman Sachs Lending Partners LLC	$11,250,000.00	7.557944239%
Total:	$148,850,000.00	100%

Name of Non-Extending Revolving Credit Lender	Non-Extended Revolving Credit Commitments
Credit Suisse AG, Cayman Islands Branch	$17,480,000.00
Truist Bank	$4,000,000.00
Total:	$21,480,000.00

- Annex A -

ANNEX B
to Tenth Amendment to First Lien Credit Agreement

FORM OF SOLVENCY CERTIFICATE

[DATE]

Pursuant to the Tenth Amendment to First Lien Credit Agreement, dated as of September 30, 2024, (the “Amendment”) to that certain First Lien Credit Agreement, dated as of March 16, 2017 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among Aveanna Healthcare Intermediate Holdings LLC, a Delaware limited liability company, Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the lending institutions from time to time parties hereto as lenders and Barclays Bank PLC, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer, the Swingline Lender and a Lender, the undersigned hereby certifies to the Administrative Agent and the Lenders, solely in such undersigned’s capacity as [chief financial officer] [chief operating officer] [specify other officer with similar responsibilities] of the Borrower, and not individually (and without personal liability), as follows:

As of the date hereof, on a pro forma basis after giving effect to the consummation of the transactions to occur on the date of the Amendment:

(a) the fair value of the assets (on a going concern basis) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

(b) the present fair saleable value of the property (on a going concern basis) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured in the ordinary course of business;

(c) the Borrower and its Restricted Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured in the ordinary course of business; and

(d) the Borrower and its Restricted Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business contemplated as of the date hereof for which they have unreasonably small capital.

For purposes of this Solvency Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability in the ordinary course of business. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

The undersigned is familiar with the business and financial position of the Borrower and its Subsidiaries (taken as a whole). In reaching the conclusions set forth in this Solvency Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Borrower and its Subsidiaries (taken as a whole) after consummation of the transactions contemplated by the Amendment.

- Annex B -

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate in such undersigned’s capacity as [chief financial officer][chief operating officer][specify other officer with similar responsibilities] of the Borrower, on behalf of the Borrower, and not individually, as of the date first stated above.

AVEANNA HEALTHCARE LLC,

as the Borrower

By: ____________________________________
Name:
Title:

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Annex B -

Annex C
2024 Extended Revolving Credit Commitments

2024 Extended Revolving Credit Commitments; Non-Extended Revolving Credit Commitments. The 2024 Extended Revolving Credit Commitments shall be established on the following terms and conditions:

a.
The 2024 Extended Revolving Credit Commitments shall constitute a new Class of Revolving Credit Commitments under the Credit Agreement, which Class of Revolving Credit Commitments shall be titled “2024 Extended Revolving Credit Commitments” thereunder and the Revolving Credit Commitments of the 2024 Non-Extending Revolving Credit Lenders outstanding immediately prior to the effectiveness of this Amendment shall constitute a separate Class of Revolving Credit Commitments under the Credit Agreement, which Class of Revolving Credit Commitments shall be titled “Non-Extended Revolving Credit Commitments” thereunder.
b.
Notwithstanding anything to the contrary contained in Section 2.7 or Section 4.2 of the Credit Agreement, (a) all borrowings, commitment reductions, prepayments and repayments of Revolving Credit Loans made under the 2024 Extended Revolving Credit Commitments shall be made on a ratable basis with the other Revolving Credit Loans under the Credit Agreement and (b) all participations in Letters of Credit and Swingline Loans shall be made on a ratable basis among the Revolving Credit Lenders under each Class of Revolving Credit Commitments; provided that (i) the Borrower may exchange Non-Extended Revolving Credit Commitments of any 2024 Non-Extending Revolving Credit Lender for an equal amount of 2024 Extended Revolving Credit Commitments with the written consent of the Administrative Agent, the Revolving Credit Lender holding such Non-Extended Revolving Credit Commitments and the Revolving Credit Lender providing such 2024 Extended Revolving Credit Commitments, pursuant to documentation reasonably acceptable to the Borrower, the Administrative Agent and such Revolving Credit Lenders; and (ii) the Borrower may permanently reduce the Non-Extended Revolving Credit Commitments (and make corresponding repayments of Revolving Credit Loans thereunder) on or prior to the Maturity Date of the Non-Extended Revolving Credit Commitments without pro rata application to the 2024 Extended Revolving Credit Commitments.
c.
Except as otherwise expressly set forth herein, the 2024 Extended Revolving Credit Commitments and Revolving Credit Loans thereunder shall have identical terms as the Existing Revolving Credit Commitments and Existing Revolving Credit Loans, as applicable, and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Revolving Credit Lenders, of the Credit Agreement and the other Loan Documents. Each reference to a “Revolving Credit Loan” in the Credit Agreement or the other Loan Documents shall be deemed to include the Revolving Credit Loans borrowed under the 2024 Extended Revolving Credit Commitments, each reference to “Revolving Credit Commitments” or “Extended Revolving Credit Commitments” in the Credit Agreement or the other Loan Documents shall be deemed to include the 2024 Extended Revolving Credit Commitments and all other related terms will have correlative meanings mutatis mutandis.
d.
Pursuant to Section 2.14 of the Credit Agreement, the Non-Extended Revolving Credit Commitments and Revolving Credit Loans thereunder shall continue in full force and effect as Revolving Credit Commitments and Revolving Credit Loans, as the case may be, under the Credit Agreement, and each 2024 Non-Extending Revolving Credit Lender shall continue as a Revolving Credit Lender with respect to its Non-Extended Revolving Credit Commitment, in each case on the terms and conditions applicable to the Revolving Credit Commitments and Revolving Credit Loans under the Credit Agreement.

- Annex C -

e.
On the Revolving Credit Maturity Date of the Non-Extended Revolving Credit Commitments, without limitation of Section 2.14, Section 3.12 and Section 5.2 of the Credit Agreement, each of the 2024 Non-Extending Revolving Credit Lenders shall assign to each of the other Revolving Credit Lenders, and each of such other Revolving Credit Lenders shall purchase from each of the 2024 Non-Extending Revolving Credit Lenders, at the principal amount thereof, such participations in Letters of Credit and Swingline Loans in each case outstanding at such Maturity Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such participations in Letters of Credit and Swingline Loans will be held by Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the maturity of the Non-Extended Revolving Credit Commitments and corresponding repayment of Revolving Credit Loans (if any) thereunder. The Administrative Agent and the Revolving Credit Lenders hereby agree that the minimum borrowing and prepayment requirements in Section 2.2 and Section 2.5 of the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. The Administrative Agent may effect limitations on drawings of Revolving Credit Loans, issuances, extensions and amendments to Letters of Credit and drawings of Swingline Loans giving effect to the reallocation described in this paragraph (e) prior to such reallocation actually occurring to ensure that sufficient Revolving Credit Commitments are available to participate in any such Letters of Credit and Swingline Loans after giving effect to the maturity of the Non-Extended Revolving Credit Commitments.

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Annex C -